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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  June 23, 2003
                                                  -------------


                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                   0-19974                    33-0022692
           --------                   -------                    ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

951 Calle Amanecer, San Clemente, California                       92673
--------------------------------------------                       -----
  (Address of principal executive offices)                       (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

         ICU Medical, Inc. announced the results of voting at its Annual Meeting of Stockholders.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

        (c)       Exhibits

         99.1 Press release, dated June 23, 2003 announcing ICU Medical, Inc.'s report of stockholders vote.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 23, 2003

                                                        ICU MEDICAL, INC.



                                                        /s/ Francis J. O'Brien
                                                        ------------------------
                                                        Francis J. O'Brien
                                                        Secretary, Treasurer and
                                                        Chief Financial Officer